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EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Report") of Technology Visions Group, Inc., a Delaware corporation (the "Company"), I, James B. Lahey, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 20, 2003                            /s/ James B. Lahey
                                               ------------------
                                               James B. Lahey
                                               Chief Executive Officer